o FSS1 P-5

                      SUPPLEMENT DATED FEBRUARY 15, 2000
                             TO THE PROSPECTUS OF

                           FRANKLIN STRATEGIC SERIES
       (FSS1 - Franklin Aggressive Growth, Blue Chip, California Growth,
          Large Cap Growth, MidCap Growth and Small Cap Growth Funds)
                            dated September 1, 1999

On February 15, 2000, Franklin Strategic Series' Board of Trustees approved a proposal to merge the Franklin MidCap Growth Fund into the Franklin California Growth Fund, subject to shareholder approval. The investment goal of Franklin MidCap Growth Fund is long-term capital growth. The investment goal of Franklin California Growth Fund is capital appreciation. These goals are fundamental, which means they may not be changed without shareholder approval. The board believes this proposed merger will benefit shareholders.

It is anticipated that this summer shareholders of Franklin MidCap Growth Fund will receive a proxy and proxy statement requesting their votes on the merger.

Franklin MidCap Growth Fund will be closed to new investors after the close of business on March 6, 2000. If you are a shareholder of record as of the close of business on March 6, 2000, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividend or capital gain distributions until the merger is approved by Franklin MidCap Growth Fund's shareholders.  If the merger is  approved  by  Franklin  MidCap  Growth  Fund's shareholders, the Franklin MidCap Growth Fund also will be closed to purchases by existing shareholders, except through the reinvestment of dividend or capital gain distributions or through established automatic investment plans.

Although you may redeem your shares, please keep in mind that if you sell all the shares in your account after March 6, 2000, your account will be closed and you will not be allowed to buy additional shares of Franklin MidCap Growth Fund or to reopen your account in the Franklin MidCap Growth Fund. If you sell your shares in the fund, you may reinvest some or all of the proceeds in Class A shares of most of the other Franklin Templeton Funds within 365 days without an initial sales charge.

               Please keep this supplement for future reference.